                                                                 EXHIBIT 10.7(b)


================================================================================
                          SUPPLEMENT TO THIRD AMENDED AND RESTATED
                               REGISTRATION RIGHTS AGREEMENT
================================================================================



                                 As of August 14, 1997


FGIC Services, Inc.
115 Broadway
New York, New York  10006


Gentlemen:

          Reference is made to the Third Amended and Restated Registration Rights Agreement dated as of July 24, 1997 (the "Agreement"), by and among Multex Systems, Inc., a Delaware corporation (the "Company"), and the several persons named therein. FGIC Services, Inc. ("FGIC") has, as of August 14, 1997, acquired an aggregate of 11,111.11 shares of the Series D Convertible Preferred Stock of the Company (the "FGIC Shares") and desires to become a party to the Agreement. Accordingly, it is agreed as follows:

          1. Defined terms used herein shall have the same meanings as ascribed to them in the Agreement, except as specifically provided herein.

          2. FGIC is hereby deemed to be a party to the Agreement and shall be entitled to all of the benefits and be subject to all of the obligations of an Investor under the Agreement. Without limitation of the foregoing, (i) FGIC shall be deemed to be included within the definition of Investors, (ii) the FGIC Shares shall be deemed to be Restricted Securities, and (iii) FGIC shall be entitled to the benefits of the representations and warranties set forth in
Section 12 and the covenants set forth in Section 13 of the Agreement.

          3. In the event FGIC shall acquire from the Company any additional shares of Series D Convertible Preferred Stock, the provisions of this Supplement to Third Amended and Restated Registration Rights Agreement shall apply to such additional shares.

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

                                                                 EXHIBIT 10.7(b)

          4. The address for notices with respect to FGIC shall be as follows: c/o General Electric Capital, 120 Long Ridge Road, Stamford, Connecticut 06927.

          5. In all other respects, the Agreement is hereby ratified, adopted and confirmed.

                                                 Very truly yours,

                                                 MULTEX SYSTEMS, INC.


                                                 By:  /s/ Isaak Karaev
                                                     --------------------------
                                                     Name:  Isaak Karaev
                                                     Office:

AGREED TO AND ACCEPTED as of the
date first above written:

                                                 /s/ Isaak Karaev
                                                 ------------------------------
FGIC SERVICES, INC.                              Isaak Karaev

By:  /s/ Ann C. Stern                            /s/ Morton I. Zeidman
     ----------------                            ------------------------------
     Name:  Ann C. Stern                         Morton I. Zeidman
     Office:  Chairman and President

/s/ Jane Gavronsky                               /s/ Yefim Karayev
------------------                               ------------------------------
Jane Gavronsky                                   Yefim Karayev

                                                 /s/ Daniel Zeidman
                                                 ------------------------------
                                                 Daniel Zeidman

ADP FINANCIAL INFORMATION                        ALCE PARTNERS, L.P.
 SERVICES, INC.

By:  /s/ Frederick J. Koczwara                   By: /s/ Douglas G. DeVivo
     -------------------------                       --------------------------
     Name:    Frederick J. Koczwara                  Name:    Douglas G. DeVivo
     Office:  Senior Vice President                  Office:  General Partner

                                                                 EXHIBIT 10.7(b)


AT&T VENTURE COMPANY, L.P.              CHASE VENTURE CAPITAL
                                           ASSOCIATES, L.P.
                                        By: Chase Capital Partners, its general\
                                              partner

By: /s/ Brad Burnham                    By: /s/ George E. Keltsi
    -------------------------------         ------------------------------------
    Name:  Brad Burnham                     Name:  George E. Keltsi
    Office:  General Partner                Office:  Managing Director

EUCLID PARTNERS III                     EUCLID PARTNERS IV
By: EUCLID ASSOCIATES III, L.P.         By: EUCLID ASSOCIATES IV, L.P.

By: /s/ Milton J. Pappas                By: /s/ Milton J. Pappas
    -------------------------------         ------------------------------------
    Name:  Milton J. Pappas                 Name:  Milton J. Pappas
    Office:                                 Office:

77 CAPITAL PARTNERS, L.P.               THE fl@tiron FUND, LLC
By: 77 Capital Corporation, its general
     partner

By: /s/ Christopher Heivly              By: /s/ Frederick Wilson
    -------------------------------         ------------------------------------
    Name:  Christopher Heivly               Name:  Frederick Wilson
    Office:  Vice President                 Office:  Managing Member

REUTERS AMERICA INC.                    SOFTBANK VENTURES INC.

By:  /s/ Devin N. Weinberg              By:  /s/ Charles R. Lax
     ------------------------------          -----------------------------------
     Name:  Devin N. Weinberg           Name:  Charles R. Lax
     Office:  Senior Vice President     Office:

MASSACHUSETTS MUTUAL LIFE
 INSURANCE COMPANY

By:  /s/ Michael L. Klofas
     ------------------------------
     Name:    Michael L. Klofas
     Office:  Managing Director



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